Exhibit 99.36



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Count                  SumOfcurrbal
------------------------------------
------------------------------------
405                    $142,985,229
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-------------------------------------------------------------------------------
Count           SumOfcurrbal        ZIP        CITY                       % of
                                                                     Aggregate
-------------------------------------------------------------------------------

103              $38,287,951                   LOS ANGELES              3.98%
66               $17,538,256                   LAS VEGAS                1.82%
44               $13,904,196                   SACRAMENTO               1.45%
50               $13,423,225                   MIAMI                    1.40%
25               $10,853,965                   CORONA                   1.13%
20               $10,528,162                   ANAHEIM                  1.09%
25               $10,059,113                   SAN DIEGO                1.05%
20                $9,907,534                   SAN JOSE                 1.03%
26                $9,399,919                   FONTANA                  0.98%
26                $9,082,908                   RIVERSIDE                0.94%